GALLERY TRUST

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Gallery Trust, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Laudus Mondrian Emerging Markets Fund, a series of Laudus Trust (“Laudus”), into the Mondrian Emerging Markets Equity Fund, a series of the Trust; (ii) the reorganization of the Laudus Mondrian International Government Fixed Income Fund, a series of Laudus, into the Mondrian International Government Fixed Income Fund, a series of the Trust; and (iii) the reorganization of the Laudus Mondrian International Equity Fund, a series of Laudus, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ William M. Doran	Date: June 13, 2018
William M. Doran
Trustee

GALLERY TRUST

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Gallery Trust, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Laudus Mondrian Emerging Markets Fund, a series of Laudus Trust (“Laudus”), into the Mondrian Emerging Markets Equity Fund, a series of the Trust; (ii) the reorganization of the Laudus Mondrian International Government Fixed Income Fund, a series of Laudus, into the Mondrian International Government Fixed Income Fund, a series of the Trust; and (iii) the reorganization of the Laudus Mondrian International Equity Fund, a series of Laudus, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jon C. Hunt	Date: June 13, 2018
Jon C. Hunt
Trustee

GALLERY TRUST

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Gallery Trust, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Laudus Mondrian Emerging Markets Fund, a series of Laudus Trust (“Laudus”), into the Mondrian Emerging Markets Equity Fund, a series of the Trust; (ii) the reorganization of the Laudus Mondrian International Government Fixed Income Fund, a series of Laudus, into the Mondrian International Government Fixed Income Fund, a series of the Trust; and (iii) the reorganization of the Laudus Mondrian International Equity Fund, a series of Laudus, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Thomas P. Lemke	Date: June 13, 2018
Thomas P. Lemke
Trustee

GALLERY TRUST

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Gallery Trust, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Laudus Mondrian Emerging Markets Fund, a series of Laudus Trust (“Laudus”), into the Mondrian Emerging Markets Equity Fund, a series of the Trust; (ii) the reorganization of the Laudus Mondrian International Government Fixed Income Fund, a series of Laudus, into the Mondrian International Government Fixed Income Fund, a series of the Trust; and (iii) the reorganization of the Laudus Mondrian International Equity Fund, a series of Laudus, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jay C. Nadel	Date: June 13, 2018
Jay C. Nadel
Trustee

GALLERY TRUST

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Gallery Trust, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Laudus Mondrian Emerging Markets Fund, a series of Laudus Trust (“Laudus”), into the Mondrian Emerging Markets Equity Fund, a series of the Trust; (ii) the reorganization of the Laudus Mondrian International Government Fixed Income Fund, a series of Laudus, into the Mondrian International Government Fixed Income Fund, a series of the Trust; and (iii) the reorganization of the Laudus Mondrian International Equity Fund, a series of Laudus, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Randall S. Yanker	Date: June 13, 2018
Randall S. Yanker
Trustee

GALLERY TRUST

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Gallery Trust, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Dianne Descoteaux my true and lawful attorney, with full power to her to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Laudus Mondrian Emerging Markets Fund, a series of Laudus Trust (“Laudus”), into the Mondrian Emerging Markets Equity Fund, a series of the Trust; (ii) the reorganization of the Laudus Mondrian International Government Fixed Income Fund, a series of Laudus, into the Mondrian International Government Fixed Income Fund, a series of the Trust; and (iii) the reorganization of the Laudus Mondrian International Equity Fund, a series of Laudus, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date: June 13, 2018
Michael Beattie
President

GALLERY TRUST

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Gallery Trust, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Laudus Mondrian Emerging Markets Fund, a series of Laudus Trust (“Laudus”), into the Mondrian Emerging Markets Equity Fund, a series of the Trust; (ii) the reorganization of the Laudus Mondrian International Government Fixed Income Fund, a series of Laudus, into the Mondrian International Government Fixed Income Fund, a series of the Trust; and (iii) the reorganization of the Laudus Mondrian International Equity Fund, a series of Laudus, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Stephen Connors	Date: June 13, 2018
Stephen Connors
Treasurer, Controller and Chief Financial Officer